UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2024

Hyzon Motors Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39632	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

599 South Schmidt Road Bolingbrook, IL	60440
(Address of principal executive offices)	(Zip Code)

(585)-484-9337
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $575.00 per share	HYZNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities

On December 19, 2024, the Board of Directors (the “Board”) of Hyzon Motors Inc. (the “Company”) unanimously approved, subject to stockholder approval, (i) the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors (the “Assignment”), and (ii) the liquidation and dissolution of the Company pursuant to a plan of dissolution (the “Dissolution”) while continuing to pursue strategic alternatives and potential funding sources intended to maximize the value of its business and assets. The Company intends to call a special meeting of its stockholders to seek approval of a plan of dissolution and expects to file proxy materials relating to the special meeting with the Securities and Exchange Commission (the “SEC”) as soon as practicable. As previously reported, the Company began exploring strategic alternatives with its third-party advisors during June 2024. To date, no viable strategic alternatives are available to the Company. If, following stockholder approval of the Assignment and the Dissolution, the Board elects to continue to pursue strategic alternatives, complete a funding transaction prior to the Assignment and the Dissolution or otherwise determines that the Assignment and Dissolution are not in the Company’s best interests or not in the beset interests of its stockholders, the Board may direct that the Assignment and/or the Dissolution be abandoned, amended, or modified to the extent permitted by Delaware law without the necessity of further stockholder approval.

On December 19, 2024, the Board approved a reduction in force consisting of all of the employees at the Company’s Bolingbrook, Illinois and Troy, Michigan facilities, as well as to substantially all of its remaining employees in Illinois and Michigan, and the Company issued a Worker Adjustment and Retraining Notification Act (“WARN Act”) notice (the “Notice”) to such employees. The reduction in force is primarily a result of the Company’s inability to raise funding and the future uncertainty relating to the availability of government subsidies, most notably the California Hybrid and Zero-Emission Truck and Bus Voucher Incentive Project.

The Notice begins the 60-day notice period that must be given prior to idling operations and laying off employees under the WARN Act. If the Company cannot raise funds or find a buyer, it is expected that the reduction in force will be completed in February 2025.

The Company estimates that it will incur a negligible amount of costs in connection with the reduction in force, primarily consisting of legal fees and other related termination costs. The Company may incur additional costs as it finalizes all of the actions to be taken.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 19, 2024, the Company appointed Glenn Kushiner to serve as its Chief Restructuring Officer (“CRO”), effective immediately.

Mr. Kushiner, age 49, has served as a partner at Riveron Management Services, LLC (“Riveron”) since 2001. In connection therewith, he has served as chief restructuring officer, chief financial officer, trustee, or court-appointed receiver for companies in a variety of industries. Prior to joining Riveron, Mr. Kushiner worked as a Senior Auditor with Arthur Andersen LLP. Mr. Kushiner received his Bachelor of Arts degree from Albion College.

The appointment of Mr. Kushiner as CRO is made pursuant to the Engagement Agreement, dated December 19, 2024 (the “Engagement Agreement”), by and between the Company and Riveron.

There are no family relationships between Mr. Kushiner and any of the Company’s directors or executive officers. Mr. Kushiner has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Kushiner will not receive any compensation directly from the Company. Instead, pursuant to the Engagement Agreement, the Company agreed, among other things, to pay Riveron an hourly rate for the services of Mr. Kushiner as set forth in the Engagement Agreement.

The foregoing summary of the Engagement Agreement as it applies to Mr. Kushiner is not complete and is qualified in its entirety by reference to the full text of the Engagement Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 20, 2024, the Company issued a press release announcing the reduction in force. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Number Description
99.1	Press release dated December 20, 2024 issued by the Company

10.1	Engagement Agreement, dated December 19, 2024, by and between Riveron and the Company

104.	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Forward-Looking Statements.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include the Company’s expectations, hopes, beliefs, intentions or strategies for the future. You are cautioned that such statements are not guarantees of future performance and that the Company’s actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements include the expectations regarding the estimated costs in connection with the reduction in force and the timing of such costs, the timing of completion of the reduction in force, the Company’s ability to seek and obtain stockholder approval of the Assignment and the Dissolution, and any potential strategic or other funding transactions of which there can be no assurance that such potential transactions will occur at all, will occur in the time necessary prior to a dissolution or will be on terms favorable to the Company and its stockholders, the Company’s ability to improve its capital structure; Hyzon’s liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; the possibility that Hyzon may need to seek bankruptcy protection; Hyzon’s ability to fully execute actions and steps that would be probable of mitigating the existence of substantial doubt regarding its ability to continue as a going concern; our ability to enter into any desired strategic alternative on a timely basis, on acceptable terms; our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions; and the other factors under the heading “Risk Factors” set forth in the Company’s Annual Report on Form 10-K, as supplemented by the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. Such filings are available on our website or at www.sec.gov. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: December 20, 2024	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer

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